                                                                   EXHIBIT 10.66

                                 INTERCREDITOR
                          AND SUBORDINATION AGREEMENT

  INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of October 14, 1999, among SIENA CAPITAL PARTNERS, L.P., a California limited partnership (together with any other holder of the Subordinated Obligations from time to time, collectively, the "Subordinated Noteholder"), NOMURA HOLDING AMERICA INC.
                   -----------------------
(together with its successors and assigns, the "Senior Creditor"), PAISANO
                                                ---------------
PUBLICATIONS, INC., a California corporation (the "Borrower"), and EASYRIDERS,
                                                   --------
INC., a Delaware corporation ("Parent").
                               ------

                              W I T N E S S E T H
                              - - - - - - - - - -

  WHEREAS, the Borrower and the Subordinated Noteholder have agreed to consummate a transaction whereby the Subordinated Noteholder will make a loan to the Borrower of up to $275,000 which will be evidenced by the Subordinated Notes (such terms and all other capitalized terms used herein without definition have the meanings provided in Section 2 hereof) and Newriders will guarantee payment and performance thereof pursuant to the Subordinated Guarantee;

  WHEREAS, the Borrower, the Parent and the Senior Creditor are parties to a Senior Note Agreement pursuant to which the Senior Creditor has purchased the Senior Notes issued by the Borrower, and the Parent has guaranteed payment and performance of the Senior Notes pursuant to the Senior Guarantee; and

  WHEREAS, it is a condition precedent to the Senior Creditor consenting to the Borrower's issuance of the Subordinated Notes that the Borrower, Parent and the Subordinated Noteholders shall have executed and delivered this Agreement;

  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

  Section 1. Definitions.
             -----------

  1.1 Senior Note Agreement Definitions. Unless otherwise defined herein,
      ---------------------------------
terms defined in the Senior Note Agreement and used herein shall have the meanings given to them in the Senior Note Agreement.

  1.2 Defined Terms. The following terms shall have the following respective
      -------------
meanings when used in this Agreement:

  "Agreement" shall mean this Intercreditor and Subordination Agreement.
   ---------

  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day
   ------------
on which banks are required or permitted to be closed in the State of New York.

  "Credit Parties" shall mean Borrower, Parent and their respective
   --------------
Subsidiaries, and their respective successors and assigns.

  "exercise of remedies" shall mean any of the following with respect to the
   --------------------
Subordinated Obligations; (i) the taking of actions to collect or enforce all or any part of the Subordinated Obligations or any claims in respect thereof against any Credit Party or any of its property or assets (except actions for specific performance of payments specifically permitted under Section 3.1 hereof), (ii) the application of any property or assets of any Credit Party to the Subordinated Obligations (except payments specifically permitted under
Section 3.1 hereof) or the repossession of, foreclosure on, or the exercise of any other remedy (judicially or nonjudicially) with respect to any Credit Party or any of its property or assets; (iii) the taking of control or possession of, or the exercise of any right of setoff with respect to, any property or assets of any Credit Party or the sale or other disposition of any interest in such property or assets; (iv) the taking of any action to interfere with any rights in respect of such property or assets of Senior Creditor or its ability to realize upon or otherwise deal with such property or assets; or (v) the commencement or maintenance of any action, suit or other proceeding at law, in equity or otherwise in furtherance of any of the foregoing or to otherwise enforce rights against any Credit Party or any of its property or assets or to direct the owner of such property or assets to sell or otherwise dispose of any interest therein. To "exercise remedies" shall mean to take or institute the
                      -----------------
taking of any exercise of remedies.

  "Insolvency Event" shall mean (A) any Credit Party commencing any case,
   ----------------
proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party making a general assignment for the benefit of its creditors; or (B) there being commenced against any Credit Party any case, proceeding or other action of a nature referred to in clause (A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 30 days; or (C) there being commenced against any Credit Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (D) any Credit Party taking any corporate action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) any Credit Party generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

  "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
   ----
assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other),

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preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

  "Payment or Distribution" shall mean any direct or indirect payment or
   -----------------------
distribution of assets of any kind or character, whether in cash, property or securities, by setoff or otherwise, on or with respect to the Subordinated Obligations, including any principal of or interest on the Subordinated Obligations. Payment or Distribution shall not include the issuance of any Subordinated PIK Notes.

  "Person" shall mean any individual, sole proprietorship, partnership, joint
   ------
venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

  "Refinancing Senior Creditor" has the meaning specified in Section 8.13.
   ---------------------------

  "Senior Creditor" shall have the meaning provided in the first paragraph
   ---------------
hereof and shall be deemed to include any Refinancing Senior Creditor or any other Person providing replacement or refinancing indebtedness for the then outstanding Senior Obligations.

  "Senior Guarantee" shall mean the Guarantee dated as of September 23,
   ----------------
1998 made by the Parent and certain Subsidiaries thereof in favor of the Senior Creditor, as amended, modified or supplemented from time to time.

  "Senior Note Agreement" shall mean the Note and Warrant Purchase Agreement
   ---------------------
dated as of September 23, 1998 by and among Borrower, Parent and Senior Creditor, as amended, modified or supplemented from time to time, before or after the date hereof including amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such agreement (whether provided by the original Senior Creditor under such agreement, by successors or assigns or by Refinancing Senior Creditor).

  "Senior Note Documents" shall mean the collective reference to the Senior
   ---------------------
Note Agreement, the Senior Notes, the Senior Guarantee, the other Note Documents and all other documents that from time to time evidence the Senior Obligations or secure or support payment or performance thereof.

  "Senior Notes" shall mean the promissory note or notes of the Borrower
   ------------
outstanding from time to time under the Senior Note Agreement evidencing the Senior Obligations.

  "Senior Obligations" shall mean the collective reference to the unpaid
   ------------------
principal of and interest on the Senior Notes and all other Obligations of Borrower or any other Credit Party to Senior Creditor (including interest accruing at the then applicable rate provided in the Senior Note Agreement after the maturity of the Senior Notes and interest accruing at the then applicable rate provided in the Senior Note

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Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Senior Note Documents or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to Senior Creditor that are required to be paid by any Credit Party pursuant to the terms of this Agreement or any Senior Note Document). This term shall not include, for purposes of the definition of Termination Date and determining whether all Senior Obligations have been paid in full, contingent obligations for which no claim then exists but which may arise in the future solely by virtue of the continued effectiveness after the Termination Date of indemnities and other obligations under the Senior Note Documents which expressly survive termination thereof.

  "Subordinated Guarantee" shall mean the Pledge and Guarantee Agreement,
   ----------------------
dated the date hereof, between Newriders and the Subordinated Noteholder, as amended, modified or supplemented from time to time.

  "Subordinated Note Documents" shall mean the collective reference to the
   ---------------------------
Subordinated Note Agreement, the Subordinated Notes, the Subordinated Guarantee and any other documents or instruments, if any, that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof.

  "Subordinated Notes" shall mean the Increasing Rate Promissory Notes dated
   ------------------
the date hereof in the original aggregate principal amount of $275,000 issued by Borrower to Subordinated Noteholder and any Subordinated PIK Notes issued from time to time.

  "Subordinated Note Agreement" shall mean the Securities Purchase Agreement
   ---------------------------
dated as of the date hereof among Borrower and the Subordinated Noteholder.

  "Subordinated Obligations" shall mean, collectively, the unpaid principal
   ------------------------
of and interest on the Subordinated Notes and all other obligations and liabilities of Borrower and any other Credit Party to Subordinated Noteholder (including interest accruing at the then applicable rate provided in the Subordinated Notes after the maturity of the indebtedness evidenced thereby and interest accruing at the then applicable rate provided in the Subordinated Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or 1ike proceeding, relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Subordinated Notes Agreement, the Subordinated Notes, the Subordinated Guarantee or any other Subordinated Note Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to Subordinated Noteholder that are required to be paid by any Credit Party pursuant to the terms of the Subordinated Notes, this Agreement, the Subordinated Note Agreement, the Subordinated Guarantee or any other Subordinated Loan Document).

  "Subordinated PIK Notes" shall mean any increasing Rate Promissory Notes
   ----------------------
issued in payment of interest in kind pursuant to Section 1.3 of the Subordinated Note Agreement.

  "Termination Date" shall mean the date on which the Senior Obligations are
   ----------------
paid in full and Senior Creditor has no further obligation to extend to any financial accommodations to any Credit Party.

  1.3 Miscellaneous Terms of Construction. The words "hereof, "herein" and
      -----------------------------------             ------   ------
"hereunder" and words of similar import when used in this Agreement shall refer
 ---------
to this Agreement, and section and paragraph references are to this Agreement unless otherwise specified. For purposes of this Agreement, the following additional rules of construction shall apply: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary; (c) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (d) all references to any instruments or agreements, including references to any of this Agreement, the Subordinated Note Documents and the Senior Note Documents, shall include any and all modifications, supplements or amendments thereto and any and all extensions or renewals thereof, in each case, made in accordance with the terms hereof.

  1.4 Payment in Full. The expressions "prior payment in full," "payment in
      ---------------                   ---------------------    ----------
full," "paid in full" and any other similar terms or phrases when used herein
----    ------------
with respect to the Senior Obligations shall mean the indefeasible payment in full, in immediately available funds, of all of the Senior Obligations and termination or expiration of any commitments to extend any financial accommodations to any Credit Party under the Senior Note Documents.

  Section 2. Subordination.
             -------------

  2.1 Subordinated Obligations Subordinated to Senior Obligations. Each of
      -----------------------------------------------------------
the Borrower and Subordinated Noteholder agrees, for itself and each future holder of the Subordinated Obligations, that the payment of the Subordinated Obligations are and shall be subordinate and subject, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Obligations.

  2.2 Insolvency Events. Upon any payment or distribution or other transfer
      -----------------
of assets of any Credit Party to creditors upon or in connection with any Insolvency Event:

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

  (a) all Senior Obligations shall be paid in full before any Payment or Distribution is made or received by Subordinated Noteholder and no part of the Subordinated Obligations shall have any claim to the assets of any Credit Party on a parity with or prior to the claim of the Senior Obligations; and

  (b) any Payment or Distribution to which Subordinated Noteholder would be entitled except for the provisions hereof, shall be paid or delivered by the Credit Parties, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such Payment or Distribution, directly to Senior Creditor to the extent necessary to pay in full all Senior Obligations, before any Payment or Distribution shall be made to Subordinated Noteholder.

  2.3 Return of Prohibited Payments. If any Payment or Distribution shall be
      -----------------------------
collected or received by Subordinated Noteholder, except payments permitted to be made at the time of payment as provided in Section 3 hereof, Subordinated Noteholder forthwith shall deliver the same to Senior Creditor, in the form received, duly indorsed to Senior Creditor, if required, to be applied in accordance with the Senior Note Documents to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such Payment or Distribution shall be held in trust by Subordinated Noteholder as the property of Senior Creditor, segregated from other funds and property held by Subordinated Noteholder.

  Section 3. Limitations on Payments and Distributions on Subordinated
             ---------------------------------------------------------
Indebtedness.
------------

  3.1 Payments; Remedies. Without the express prior written consent of Senior
      ------------------
Creditor, Subordinated Noteholder will not (i) take, demand or receive from any Credit Party, and no Credit Party will make, give or permit, any Payment or Distribution, or (ii) exercise remedies against any Credit Party or any of their respective assets or property; provided, however, that Credit Parties may make,
                               --------  -------
and Subordinated Noteholder may receive, (l)(a) scheduled monthly interest payments at a per annum rate not exceeding 13.0% when due under the Subordinated Notes, and (b) mandatory prepayments of the Subordinated Notes from Excess Cash Flow pursuant to the second sentence of Section l.3(e)(ii) of the Subordinated Note Agreement, provided, that, with respect to the foregoing clauses (a) and
                --------
(b), no Default (exclusive of a Default resulting solely from the non-compliance with Section 9.2, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 9.11, 9.12 or 9.13 of the
Senior Note Agreement) or Event of Default shall have occurred and be continuing or would result after giving effect to any such payment or prepayment; and (2) a repayment, in whole but not in part, of the Subordinated Notes (together with accrued interest thereon) with the proceeds of Common Stock issued by the Parent meeting the requirements of Section 10.8 of the Senior Note Agreement, provided,
                                                                       --------
that no Default or Event of Default shall have occurred and be continuing or would result after giving effect to such repayment.

  3.2 Acceleration of Senior Obligations and Subordinated Obligations.
      ---------------------------------------------------------------
Notwithstanding any other provision of this Agreement, following an acceleration of the maturity of the Senior Obligations and as long as such acceleration shall continue unrescinded, all Senior Obligations shall first be paid in full in cash before any Payment or Distribution is made on account of or applied on the Subordinated Obligations. No

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

acceleration (other than automatic acceleration upon the occurrence of an Insolvency Event with respect to any Credit Party) of the maturity of the Subordinated Notes will be effective until the Senior Obligations have been paid in full.

  3.3 Provisions of Section 2 Control. The provisions of this Section 3 shall
      -------------------------------
not be applicable in any case in which the provisions of Section 2 hereof are applicable.

  Section 4. Subrogation. On and after the Termination Date, Subordinated
             -----------
Noteholder shall be subrogated to the rights of Senior Creditor to receive payments or distributions of assets of the Credit Parties in respect of the Senior Obligations until the Senior Obligations shall be paid in full. For the purposes of such subrogation, no Payments or Distributions to Senior Creditor to which Subordinated Noteholder would be entitled except for the provisions of this Agreement shall be deemed, as between the Credit Parties and their creditors other than Senior Creditor and Subordinated Noteholder, to be a payment by the Credit Parties to or on account of the Senior Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of Subordinated Noteholder, on the one hand, and Senior Creditor, on the other hand.

  Section 5. Consent; Waivers; Other Matters.
             -------------------------------

  5.1 Consent to Amendments, etc. Subordinated Noteholder consents that,
      ---------------------------
without the necessity of any reservation of rights against him, and without notice to or further assent by Subordinated Noteholder:

  (a) any demand for payment of any Senior Obligations made by Senior
Creditor may be rescinded in whole or in part by Senior Creditor, and the Senior Obligations, or the liability of any Credit Party or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of any Credit Party or any other party under the Senior Note Documents or any other agreement, may, from time to time, in whole or in part, be increased, continued, renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by Senior Creditor; and

  (b) any Senior Note Document may be amended, modified, supplemented, terminated or waived, in whole or in part, as Senior Creditor may deem advisable from time to time, and any collateral security at anytime held by Senior Creditor for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by Subordinated Noteholder, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination and other provisions hereof.

  5.2 Reliance by Senior Creditor. Subordinated Noteholder acknowledges and
      ---------------------------
agrees that Senior Creditor has relied upon the subordination and other provisions hereof in connection with the Senior Note Documents and in purchasing the Senior Notes thereunder. Subordinated Noteholder waives any and all

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

notice of the creation, renewal, increase, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by Senior Creditor upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Credit Parties and Senior Creditor shall be deemed to have been consummated in reliance upon this Agreement.

  5.3 No Representation by Senior Creditor. Except as provided in Section 6.2
      ------------------------------------
hereof, Senior Creditor has not made and do not hereby or otherwise make to Subordinated Noteholder, any representations or warranties, express, or implied, nor does Senior Creditor assume any liability to Subordinated Noteholder with respect to: (a) the financial or other condition of the Credit Parties or any other obligors under any instruments of guarantee, if any, with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or the validity, priority or perfections of any Liens, or (c) any Credit Party's title or right to any property or assets or to transfer any collateral or security.

  5.4 No Waiver of Subordination Provisions. No right of Senior Creditor to
      -------------------------------------
enforce the subordination provisions of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Credit Party or by any act or failure to act by Senior Creditor, or by an noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Senior Note Documents, regardless of any knowledge thereof which Senior Creditor may have or be otherwise charged with.

  5.5 Waivers. Subordinated Noteholder hereby agrees that (i) Senior Creditor
      -------
may exercise remedies against all or part of any collateral it holds as security for the Senior Obligations in such order as Senior Creditor, in its sole discretion, elects and (ii) any proceeds of such collateral received by Senior Creditor may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Obligations, as Senior Creditor, in its sole discretion, deems appropriate. Subordinated Noteholder agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisement, valuation or other similar right of a creditor that may otherwise be available under applicable law or any right to receive notice of Senior Creditor's intended disposition of such collateral (or a portion thereat) or of Senior Creditor's proposed retention of such collateral in satisfaction of the Senior Obligations (or a portion thereof). Neither Senior Creditor nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of such collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any such collateral upon the request of any Credit Party or Subordinated Noteholder or any other Person or to take any other action whatsoever with regard to any such collateral or any part thereof. Subordinated Noteholder hereby waives, releases and discharges any and all rights, claims, causes of action, liabilities, claims and demands, in law or equity, which Subordinated Noteholder has had, now has, or may in the future have, arising out of or relating directly or indirectly to the taking or not taking of any act or proceeding or not proceeding with any action which Senior Creditor may take pursuant to the Senior Note Documents or any other documents or in an effort to collect in respect of the Senior Obligations.

  5.6 Amendments to Subordinated Note Documents. Without the prior written
      -----------------------------------------
consent of Senior Creditor, no Subordinated Note Document shall be amended, modified, waived or supplemented.

  Section 6. Representations, Warranties and Covenants.
             -----------------------------------------

  6.1 Representations and Warranties of Subordinated Noteholder. Subordinated
      ---------------------------------------------------------
Noteholder represents and warrants to Senior Creditor that:

  (a) the Subordinated Notes (1) have been issued to it for good and valuable consideration, (2) are owned by Subordinated Noteholder free and clear of any Liens whatsoever arising from, through or under Subordinated Noteholder, other than the interest of Senior Creditor under this Agreement, and (3) are payable solely and exclusively to Subordinated Noteholder and to no other Person;

  (b) Subordinated Noteholder has the limited partnership power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary limited partnership action to authorize its execution, delivery and performance of this Agreement; and

  (c) this Agreement constitutes a legal, valid and binding obligation of Subordinated Noteholder.

  6.2 Representations and Warranties of Senior Creditor. Senior Creditor
      -------------------------------------------------
represents and warrants to Subordinated Noteholder that:

  (a) Senior Creditor has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; and

  (b) this Agreement constitutes a legal, valid and binding obligation of Senior Creditor.

  6.3 Covenants of Subordinated Noteholder. Subordinated Noteholder shall not
      ------------------------------------
(and hereby releases and waives any right to), without the prior written consent of Senior Creditor:

  (a) permit to exist any Lien on any property or assets of any Credit Party to secure or provide for payment or performance of the Subordinated Obligations; or

  (b) commence or join with any creditors other than Senior Creditor in commencing any proceeding referred to in the definition "Insolvency Event."

  Section 7. Bankruptcy Matters.
             ------------------

  7.1 Bankruptcy. The provisions of this Agreement shall continue in full
      ----------
force and effect notwithstanding the occurrence of any Insolvency Event. Subordinated Noteholder agrees that Senior Creditor may consent to the use of cash collateral or provide financing to any Credit Party on such terms and conditions and in such amounts as Senior Creditor, in its sole discretion, may decide and that Subordinated Noteholder shall not contest or oppose in any manner, such cash collateral use or such financing, and further that in connection with such cash collateral use or financing any Credit Party (or a trustee appointed for the estate of any Credit Party) may grant to Senior Creditor Liens upon all or any part of the assets of such Credit Party, which Liens (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the Liens on the assets of such Credit Party held by any other Person. All allocations of payments between Senior Creditor and Subordinated Noteholder shall, subject to any court order, continue to be made after the filing of a petition under the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), or any similar
                                         ---------------
proceeding on the same basis that the payments were to be allocated prior to the date of such filing. Subordinated Noteholder agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of Liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if Senior Creditor has consented to such sale or disposition of such assets. In the event that Subordinated Noteholder has or at any time acquires any security for the Subordinated Obligations, Subordinated Noteholder agrees not to assert any right it may have to "adequate protection" of its interest in such security in any bankruptcy proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of Senior Creditor. Subordinated Noteholder waives any claim it may now or hereafter have arising out of Senior Creditor's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Credit Party, as debtor in possession. Subordinated Noteholder (both in its capacity as Subordinated Noteholder and in its capacity as a party which may be obligated to the Credit Parties and their respective Affiliates with respect to contracts which are part of the Senior Creditor's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of Senior Creditor's claim or oppose any action by Senior Creditor to enforce its rights or remedies relating to the Senior Obligations,
(ii) challenging the enforceability, validity, priority or perfected status of any Liens on assets securing the Senior Obligations or (iii) asserting any claims which the Credit Parties may hold with respect to Senior Creditor. Subordinated Noteholder agrees that it will not seek participation or participate on any creditors' committee without Senior Creditor's prior written consent. In the event that Senior Creditor consents to such participation, at the request of Senior Creditor, Subordinated Noteholder will resign from its position on such committee.

  7.2 Invalidated Payments. To the extent tat Senior Creditor receives
      --------------------
payments on, or proceeds of collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Senior Creditor.

  7.3 Proof of Claims. Upon the occurrence and during the continuance of any
      ---------------
Insolvency Event:

  (a) Subordinated Noteholder irrevocably authorizes and empowers Senior Creditor (A) to demand, sue for, collect and receive for and on behalf of Subordinated Noteholder every Payment or Distribution on account of the Subordinated Obligations payable or deliverable in connection with such Insolvency Event and give acquittance therefor, and (B) if proper proof of claim and other pleadings and motions are not filed by Subordinated Noteholder at least 30 days prior to the bar date for such filings, to file claims and proofs of claim in any statutory or non-statutory proceeding against the Credit Parties on account of the Subordinated Obligations and to vote such proofs of claim in any such proceeding and take such other actions, in its own name as Senior Creditor, or in the name of Subordinated Noteholder or otherwise, as Senior Creditor may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and
                   --------  -------
empowerment imposes no obligation on Senior Creditor to take any such action and that, in voting such proofs of claim in any such proceeding, Senior Creditor may act in a manner consistent with their own interests and shall have no duty to take any action to optimize or maximize Subordinated Noteholder's recovery with respect to its claim;

  (b) Subordinated Noteholder shall take such action, duly and promptly, as Senior Creditor may request from time to time (A) to demand, sue for, collect and receive the Subordinated Obligations for the account of Senior Creditor and
(B) to file appropriate proofs of claim and other pleadings and motions in respect of the Subordinated Obligations; and

  (c) Subordinated Noteholder shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as Senior Creditor may request to enable Senior Creditor to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

  Section 8. Miscellaneous.
             -------------

  8.1 Termination. This Agreement shall remain in full force and effect and
      -----------
be enforceable against each party hereto according to its terms and shall terminate upon the Termination Date. This is a continuing agreement of subordination and Senior Creditor may continue, at any time and without notice to Subordinated Noteholder to extend credit and other financial accommodations and lend monies to or for the benefit of any Credit Party on the faith hereof. Subordinated Noteholder and

Senior Creditor hereby waive any right they may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.

  8.2 Further Assurances. Subordinated Noteholder and each Credit Party, at
      ------------------
its own expense and at any time from time to time, upon the written request of Senior Creditor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Senior Creditor reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

  8.3 Provisions Define Relative Rights. This Agreement is intended solely
      ---------------------------------
for the purpose of defining the relative rights of Senior Creditor on the one hand and Subordinated Noteholder on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

  8.4 Legend. Subordinated Noteholder and the Credit Parties will cause the
      ------
Subordinated Notes to bear the following legend:

  ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 14. 1999. AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME (THE "INTERCREDITOR AGREEMENT"), BY AND AMONG NOMURA HOLDING AMERICA INC., SIENA CAPITAL PARTNERS, L.P., PAISANO PUBLICATIONS, INC. AND EASYRIDERS, INC. THE TERMS OF THE INTERCREDITOR AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS NOTE AS IF SET FORTH IN FULL HEREIN.

  8.5 Powers Coupled With An Interest. All powers, authorizations and agencies
      -------------------------------
contained in this Agreement are coupled with an interest and are irrevocable until termination of this Agreement.

  8.6 Specific Performance. Senior Creditor is hereby authorized to demand
      --------------------
specific performance of this Agreement at any time when Subordinated Noteholder shall have failed to comply with any of the provisions of this Agreement applicable to Subordinated Noteholder, whether or not the Credit Parties shall have complied with any of the provisions hereof applicable to the Credit Parties, and Subordinated Noteholder hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

  8.7 Notices. Except as otherwise provided herein, whenever it is provided
      -------
herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desire to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner as provided for in Section 14.5 of the Senior Note Agreement; provided that any notice to the Subordinated Noteholder shall be at its address or transmission number for notices set forth under its signature below.

  8.8 Counterparts. This Agreement may be executed by one or more of the
      ------------
parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

  8.9 Severability. Any provision of this Agreement which is prohibited or
      ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  8.10 Integration. This Agreement represents the agreement of Senior
       -----------
Creditor and Subordinated Noteholder with respect to the subject matter hereof and there are no promises or representations by Senior Creditor or Subordinated Noteholder relative to the subject matter hereof not reflected herein.

  8.11 Amendments in Writing; No Waiver; Cumulative Remedies.
       -----------------------------------------------------

  (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified, except by a written instrument executed by Senior Creditor, Subordinated Noteholder, the Borrower and the Parent; provided that any provision of this Agreement may be waived by Senior Creditor in a letter or agreement executed by Senior Creditor or by telex or facsimile transmission from Senior Creditor.

  (b) No failure to exercise, nor any delay in exercising, on the part of Senior Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

  8.12 Section Headings. The section headings used in this Agreement are for
       ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

  8.13 Successors and Assigns: Refinancing of Senior Obligations. This Agreement
       ---------------------------------------------------------
shall be binding upon Subordinated Noteholder and the Credit Parties and their respective successors and assigns and shall inure to the benefit of Senior Creditor and its successors and assigns. Neither Subordinated Noteholder nor Borrower may assign its rights or delegate its obligations hereunder, except to the extent permitted with respect to the Subordinated Noteholder by the immediately succeeding sentence of this Section 8.13. Subordinated Noteholder shall not, without the prior written consent of Senior Creditor, sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations to any other Person (a "Transferee") or create, incur or suffer to exist any Lien whatsoever upon the
 ----------
Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to Senior Creditor, by a writing in form and substance reasonably satisfactory to Senior Creditor, the subordination provided for herein and agrees to be bound by all of the terms hereof. In the event that any Person ("Refinancing Senior Creditor") at any time hereafter extends credit to any
  ---------------------------
Credit Party and the proceeds of such extension of credit are applied to the repayment of all of the Senior Obligations then all indebtedness and liabilities of the Credit Parties to the Refinancing Senior Creditor and the Refinancing Senior Creditor shall be entitled to the benefits of this Agreement to the same extent as the Senior Obligations and Senior Creditor, and Subordinated Noteholder and the Credit Parties shall promptly execute and deliver any agreement which the Refinancing Senior Creditor shall reasonably request with respect thereto confirming the terms and conditions of this Agreement in favor of the Refinancing Senior Creditor.

  8.14 Senior Obligations Unconditional. All rights and interests of Senior
       --------------------------------
Creditor hereunder, and all agreements and obligations of Subordinated Noteholder and the Credit Parties hereunder, shall be absolute and irreversible notwithstanding (a) any lack of validity or enforceability of any Senior Note Document; (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, any increase in the amount of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any Senior Note Document; (c) any exchange, release or nonperfection of any security interest in any collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Senior Obligations, or of Subordinated Noteholder or any Credit Party in respect of this Agreement. To the maximum extent permitted by law, Subordinated Noteholder waives any claim it might have against Senior Creditor with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of Senior Creditor or its directors, officers, employees or agents with respect to any exercise of rights or remedies or other action or failure to act under or in connection with the Senior Note Documents.

  8.15 GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. THIS AGREEMENT AND THE
       ------------------------------------------------
OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS

OR DISPUTES AMONG THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT THE PARTIES
                                                     --------
HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN
                                            --------  -------
THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SENIOR CREDITOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON ANY SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER iN FAVOR OF SENIOR CREDITOR. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE PARTIES HERETO HEREBY WAIVES PERSONAL
         --------------------
SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH HEREIN, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

  8.16 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH
       ---------------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.


                 (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written,


                                  Senior Creditor:
                                  ---------------

                                  NOMURA HOLDING AMERICA INC.
                                  By: /s/ John Toffolon
                                      --------------------------------
                                      Name:  John Toffolon
                                      Title: Chief Financial Officer


                                  Subordinated Noteholder:
                                  -----------------------

                                  SIENA CAPITAL PARTNERS, L.P.,
                                  a California limited partnership

                                  By:  Charleville Capital, L.P.,
                                       a California limited partnership,
                                       its general partner

                                       By:  Aneis Advisors, Inc.,
                                            a California corporation,
                                            its general partner

                                            By:  /s/ Chris Shepard
                                                 ---------------------------
                                                 Name:  Chris Shepard
                                                 Title: V.P.-Secretary


                                  Notice Information:
                                  ------------------

                                  150 South Rodeo Drive, Suite 100
                                  Beverly Hills, California 90212
                                  Attention: Christopher P. Shepard
                                  Telephone: (310) 246-3700
                                  Telecopier: (310) 246-3672

                                       Borrower:
                                       --------

                                       PAISANO PUBLICATIONS, NC.

                                       By:     /s/ J. Robert Fabregas
                                            ----------------------------------
                                            Name:  J. Robert Fabregas
                                            Title: Secretary


                                       Parent:
                                       ------

                                       EASYRIDERS, INC.

                                       By:     /s/ J. Robert Fabregas
                                            ----------------------------------
                                            Name:  J. Robert Fabregas
                                            Title: Chief Financial Officer